                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     DAIMLER-BENZ AUTO GRANTOR TRUST 1997-A
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                January 20, 2000
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)

Delaware                             000-23923                             13-3770955
--------                             ---------                             ----------
(State or other jurisdiction         (Commission File                      (I.R.S. Employer Identification
of incorporation)                     Number)                              No.)

        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)

                                 (302) 426-1900
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On January 20, 2000, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1997-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the December 1999 collection period (the "December Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the December Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                  20                        Statement for Class A and Class B
                                            Certificateholders for the
                                            December 1999 Collection Period

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Daimler-Benz Auto Grantor Trust 1997-A
                                                          (Registrant)


                                        By:  Mercedes-Benz Credit Corporation,
                                             as Servicer



Date:  January 28, 2000                 By:   /s/ DAVID A. KLANICA
                                             -----------------------------------
                                              Name:       David A. Klanica
                                              Title:      Director of Accounting
                                                          Services

                                INDEX TO EXHIBITS


Exhibit No.                 Description
-----------                 -----------

       20 Statement for Class A and Class B Certificateholders for the December 1999 Collection Period